August 14, 2026

ULTIMUS MANAGERS TRUST

Lyrical U.S. Value Equity Fund

Institutional Class (LYRIX)
Investor Class (LYRBX)

A Class (LYRAX)
C Class (LYRCX)

Lyrical International Value Equity Fund

Institutional Class (LYRWX)

Investor Class (LYRNX)

Supplement to the Prospectus and Statement of Additional Information,

each dated March 30, 2026, as may be supplemented

This supplement updates certain information in the Prospectus and the Statement of Additional Information (“SAI”) of the Lyrical U.S. Value Equity Fund (the “U.S. Fund”) and the Lyrical International Value Equity Fund (the “International Fund” and together with the U.S. Fund, the “Funds”), each a series of Ultimus Managers Trust (the “Trust”), as described below. For more information or to obtain a copy of the Funds’ Prospectus or SAI, free of charge, please contact the Funds toll free at 1-888-884-8099.

Capitalized terms used without definition below have the meanings given to them in the Funds’ Prospectus or SAI, as applicable. This document should be read together with the Funds’ Prospectus and SAI.

The Board of Trustees (the “Board”) of the Trust, after careful consideration and upon the recommendation of Lyrical Asset Management LP, the Funds’ investment adviser, approved the conversion (each, a “Reorganization” and together the “Reorganizations”) of each of the U.S. Fund (the “U.S. Target Fund”) and the International Fund (the “International Target Fund” and together with the U.S. Target Fund, the “Target Funds”) into an exchange-traded fund (“ETF”) by reorganizing the U.S. Target Fund and the International Target Fund into newly created series of the Trust, the Lyrical U.S. Value Equity ETF (the “U.S. Survivor Fund”) and the Lyrical International Value Equity ETF (the “International Survivor Fund” and together with the U.S. Survivor Fund, the “Survivor Funds”). Each Reorganization is expected to occur on or about November 6, 2026 (the “Closing Date”). The Survivor Funds will not commence operations before completion of the Reorganizations and do not have existing shareholders. Shareholders are not required to approve the Reorganizations, and shareholders will not be asked to vote. However, shareholders will receive a Prospectus/Information Statement that contains information about the Survivor Fund and provides details about the terms and conditions of the Reorganization.

The Board concluded that each Reorganization is in the best interests of each Target Fund and its shareholders, noting that shareholders will benefit by maintaining an investment with an identical investment objective and a substantially similar investment strategy on a tax-free basis in an ETF with potential for operating efficiencies. In addition, the Board noted that the current portfolio managers of each Target Fund also will serve as portfolio manager of each Survivor Fund.

Each Reorganization will be conducted pursuant to an Agreement and Plan of Reorganization. It is expected that each Reorganization will be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss is expected to be recognized by a Target Fund or a Survivor Fund as a direct result of the Reorganization. Each Reorganization also is not expected to result in a tax consequence to Target Fund shareholders. However, Target Fund shareholders may recognize gain or loss upon the receipt of cash in redemption of fractional shares of the Target Fund prior to the Reorganization, and shareholders whose Target Fund shares are not held in a brokerage account, or are held

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through a brokerage account that cannot accept shares of the corresponding Survivor Fund on the Closing Date, may recognize gain or loss if their Target Fund shares are either liquidated and redeemed for cash, or transferred by their financial intermediary to a different investment option.

At the Closing Date, Target Fund shareholders will receive shares of the corresponding Survivor Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund shares they held immediately prior to the Reorganization. After distributing these shares, the Target Fund will cease operations and terminate as a series of the Trust. Shareholders may redeem their Target Fund shares, at any time before the Reorganization takes place, as set forth in the Target Fund’s prospectus. However, no redemptions will be permitted after November 2, 2026.

Unlike the Target Fund, individual shares of the Survivor Fund are not purchased or redeemed directly with the Survivor Fund at NAV. Rather, shareholders will buy and sell shares of the Survivor Fund only in secondary market transactions on a stock exchange. Shares will trade at market prices, which may be greater than, equal to, or less than NAV. In addition, unlike shares of the Target Fund, which can only be purchased or redeemed once daily after the next-determined NAV, Survivor Fund shares can be purchased and sold throughout the trading day like shares of publicly-traded companies, which gives shareholders the flexibility to enter into or exit out of their investment.

The U.S. Target Fund offers four classes of shares, A Class, C Class, Investor Class and Institutional Class. The International Target Fund offers two classes of shares, Investor Class and Institutional Class. The Survivor Fund offers only one class of shares. As part of each Reorganization, on or around November 2, 2026, all issued and outstanding A Class, C Class, Investor Class shares of the U.S. Target Fund, and all issued and outstanding Investor Class shares of the International Target Fund, will convert to Institutional Class shares of the corresponding Target Fund (the “Share Class Consolidation”). The Share Class Consolidation is intended to move shareholders into a share class that most closely resembles the ETF’s sole share class. The Share Class Consolidation will be effected without the imposition of any sales load, fee or other charge.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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